U. S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 18, 2003

                                   eClic, Inc.
                  --------------------------------------------
                 (Name of small business issuer in its charter)

            Nevada                   0-26181                  86-0945116
----------------------------   --------------------      -------------------
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

   8555 W. Sahara, Suite 130, Las Vegas, NV              89117
 ------------------------------------------------    -------------
    (Address of principal executive offices)          (zip code)

                                1-888-971-1336
                             ----------------------
                           (Issuer's telephone number)

                             Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On August 18, 2003, Mr. Lee Daniels was appointed to the board of directors and as President, Chief Executive Officer, and Chief Financial Officer of the Company. Mr. Daniels is the father of former deceased President, Justine M. Daniels.

The Company expects that all 1,000,000 shares of common stock of the Company (approximately 79.6% of the total outstanding) that were owned by Justine M. Daniels at the time of her death will remain in her estate and in the control of her father, Mr. Lee Daniels.




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             eClic, Inc.


                                        By: /s/ Lee Daniels
                                           ---------------------
                                                Lee Daniels, President,
                                                Chief Executive Officer, and
                                                Chief Financial Officer

Date:  August 18, 2003

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